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                     MORGAN STANLEY INSURED MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2009 - OCTOBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
Puerto Rico     06/11/09     --    $100.000      $354,925,000      1,160,000   0.33%    0.37%         Citi,       Goldman Sachs
   Sales Tax                                                                                          Goldman,
   Financing                                                                                        Sachs & Co.,
   5.00% due                                                                                        J.P. Morgan,
    8/1/2039                                                                                           Popular
                                                                                                     Securities,
                                                                                                      Santander
                                                                                                     Securities,
                                                                                                       Merrill
                                                                                                    Lynch & Co.,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                       Morgan
                                                                                                    Stanley, UBS
                                                                                                      Financial
                                                                                                      Services
                                                                                                    Incorporated
                                                                                                      of Puerto
                                                                                                        Rico

 State of Iowa    07/14/09     --    $105.323      $380,120,000      3,165,000   0.83%    0.98%       Barclays      Barclays
    - ljobs                                                                                           Capital,      Capital
    Program                                                                                            Merrill
   Specialist                                                                                       Lynch & Co.,
   Obligation                                                                                         Williams
  Bonds Series                                                                                         Blair &
      2009                                                                                            Company,
                                                                                                        Citi,
                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                    J.P. Morgan,
                                                                                                       Morgan
                                                                                                    Stanley, RBC
                                                                                                       Capital
                                                                                                       Markets
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